Exhibit 10.1

AMENDMENT NO. 2 dated as of October 9, 2012 (this “Amendment”), to the CREDIT AGREEMENT dated as of December 6, 2010, as amended by Amendment No. 1 dated as of March 25, 2011 and as modified by Incremental Revolving Credit Assumption Agreement, dated as of February 15, 2012 (the “Credit Agreement”), among TRANSDIGM INC., a Delaware corporation (the “Borrower”), TRANSDIGM GROUP INCORPORATED, a Delaware corporation (“Holdings”), each subsidiary of the Borrower from time to time party thereto, the lenders party thereto (the “Lenders”), and CREDIT SUISSE AG, as administrative agent and collateral agent for the Lenders (in such capacities, the “Agent”).

A. Pursuant to the Credit Agreement, the Lenders have extended, and have agreed to extend, credit to the Borrower.

B. The Borrower, Holdings, the Subsidiaries of the Borrower party hereto and the Required Lenders desire to amend the Credit Agreement in the manner set forth herein.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not defined herein (including in the recitals hereto) shall have the meanings given to them in the Credit Agreement (as amended hereby). The rules of interpretation set forth in Section 1.03 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

SECTION 2. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 4 hereof, the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended by inserting the following defined terms in the appropriate alphabetical order therein:

“2012 Amendment Effective Date” has the meaning assigned to the term “Amendment Effective Date” in Amendment No. 2.

“2012 Dividend” means the distribution of an amount not to exceed $850,000,000 by the Borrower to Holdings, funded by the Net Cash Proceeds from the issuance or incurrence of 2012 Indebtedness and unrestricted available cash.

“2012 Indebtedness” means the Additional Tranche B-2 Term Loans (as defined in Term Loan Amendment No. 2) and/or any other Indebtedness issued or incurred on or after the 2012 Amendment Effective Date and permitted hereunder.

“Amendment No. 2” means Amendment No. 2 dated as of October 9, 2012, to the Credit Agreement, among the Borrower, Holdings, each Subsidiary of the Borrower party thereto, the Lenders party thereto and the Agent.

“Term Loan Agreement” means the Credit Agreement dated as of February 14, 2011, as amended by Amendment No. 1 and Incremental Term Loan Assumption Agreement dated as of February 15, 2012 and Term Loan Amendment No. 2, among the Borrower, Holdings, each Subsidiary of the Borrower party thereto, the lenders party thereto and the Agent.

“Term Loan Amendment No. 2” means Amendment No. 2 and Incremental Term Loan Assumption Agreement dated as of October 9, 2012, to the Term Loan Agreement, among the Borrower, Holdings, each Subsidiary of the Borrower party thereto, the lenders party thereto and the Agent.

(b) Section 6.02 of the Credit Agreement is hereby amended by:

(i) deleting the word “and” at the end of subclause (8) thereof;

(ii) deleting the period at the end of subclause (9) thereof and replacing it with “; and”; and

(iii) adding at the end thereof the following new subclause (10):

(10) the declaration and payment of the 2012 Dividend; provided that such 2012 Dividend is declared and paid on or prior to December 31, 2012.

(c) Section 6.14(a) of the Credit Agreement is hereby amended by replacing the table therein with the following:

Date or Period	Consolidated Net Leverage Ratio

July 1, 2012 through September 30, 2012	5.50 to 1.00

October 1, 2012 through September 30, 2013	6.50 to 1.00

October 1, 2013 through December 31, 2013	6.25 to 1.00

January 1, 2014 through March 31, 2014	6.00 to 1.00

April 1, 2014 through June 30, 2014	5.50 to 1.00

July 1, 2014 through June 30, 2015	5.25 to 1.00

Thereafter	5.00 to 1.00

(d) Section 6.14(b) of the Credit Agreement is hereby amended by replacing the table therein with the following:

Date or Period	Consolidated Interest Coverage Ratio

July 1, 2012 through September 30, 2012	2.30 to 1.00

October 1, 2012 through September 30, 2013	2.00 to 1.00

October 1, 2013 through December 31, 2013	2.10 to 1.00

January 1, 2014 through March 31, 2014	2.20 to 1.00

April 1, 2014 through June 30, 2014	2.30 to 1.00

July 1, 2014 through June 30, 2015	2.40 to 1.00

Thereafter	2.50 to 1.00

SECTION 3. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, Holdings and the Borrower represent and warrant to each of the Lenders, the Agent and the Issuing Bank that (a) this Amendment has been duly authorized, executed and delivered by Holdings, the Borrower and the Subsidiaries of the Borrower party hereto, and this Amendment constitutes a legal, valid and binding obligation of Holdings, the Borrower and the Subsidiaries of the Borrower party hereto, subject to applicable bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally and to general principles of equity; (b) after giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the Amendment Effective Date (as defined below), except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects on and as of such earlier date; provided that, (i) in each case, such materiality qualifier shall not be applicable to any representation and warranty that already is qualified or modified by materiality in the text thereof, and (ii) for purposes of the representation in Section 3.13(a) of the Credit Agreement, the words

“Closing Date” in each place set forth therein shall be deemed to be “2012 Amendment Effective Date” and the word “Transactions” shall be deemed to be “transactions contemplated by Amendment No. 2”; and (c) as of the Amendment Effective Date, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

SECTION 4. Amendment Effectiveness. This Amendment shall become effective as of the date (the “Amendment Effective Date”) on which:

(a) the Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrower, Holdings, the Subsidiaries of the Borrower party to the Credit Agreement on the date hereof and the Required Lenders;

(b) the Agent shall have received all fees and reimbursement of all expenses separately agreed in writing by the Borrower, CS Securities (USA) LLC and UBS Securities LLC or required by Section 9.03 of the Credit Agreement or by any other Loan Document to be reimbursed by the Borrower in connection with this Amendment and the transactions contemplated hereby to the extent invoiced on or prior to the date hereof; and

(c) the representations and warranties contained in Section 3 shall be true and correct.

SECTION 5. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Issuing Bank or the Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the date hereof, any reference to the Credit Agreement in any Loan Document, and the terms “this Agreement”, “herein”, “hereunder”, “hereto”, “hereof” and words of similar import in the Credit Agreement, shall, unless the context otherwise requires, mean the Credit Agreement as modified hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 6. Acknowledgement and Consent. Each Loan Party hereby acknowledges that it has read this Amendment and consents to the terms hereof and further hereby affirms, confirms and agrees that (a) notwithstanding the effectiveness of this Amendment, the obligations of such Loan Party under each of the Loan Documents to which it is a party shall not be impaired and each of the Loan Documents to which such Loan Party is a party is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects, in each case, as amended hereby; (b) its Guarantee of the Obligations, and the pledge of and/or grant of a security interest in its assets as Collateral to secure the Obligations, all as and to the extent provided in the Collateral Documents as originally executed, shall continue in full force and effect in respect of, and to secure, the Obligations; and (c) all the representations and warranties made by or relating to it contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representation and warranty that already is qualified or modified by materiality in the text thereof.

SECTION 7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other customary means of electronic transmission (e.g., “pdf”) shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 8. Applicable Law. THIS AMENDMENT AND ALL CLAIMS AND CONTROVERSIES IN CONNECTION HEREWITH SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. The provisions of Sections 9.09 and 9.10 of the Credit Agreement shall apply to this Amendment to the same extent as if fully set forth herein.

SECTION 9. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

TRANSDIGM INC.

by
/s/ Gregory Rufus

Name: Gregory Rufus
Title: Executive Vice President, Chief Financial Officer and Secretary

TRANSDIGM GROUP INCORPORATED

By
/s/ Gregory Rufus

Name: Gregory Rufus
Title: Executive Vice President, Chief Financial Officer and Secretary

MARATHONNORCO AEROSPACE, INC.

ADAMS RITE AEROSPACE, INC.

CHAMPION AEROSPACE LLC

AVIONIC INSTRUMENTS LLC

SKURKA AEROSPACE INC.

AEROCONTROLEX GROUP, INC.

AVIATION TECHNOLOGIES, INC.

TRANSICOIL LLC

MALAYSIAN AEROSPACE SERVICES, INC.

BRUCE AEROSPACE INC.

BRUCE INDUSTRIES, INC.

CEF INDUSTRIES, LLC

ACME AEROSPACE, INC.

SEMCO INSTRUMENTS, INC.

DUKES AEROSPACE, INC.

CDA INTERCORP LLC

AVTECHTYEE, INC.

MCKECHNIE AEROSPACE HOLDINGS, INC.

MCKECHNIE AEROSPACE DE, INC.

MCKECHNIE AEROSPACE US LLC

MCKECHNIE AEROSPACE INVESTMENTS, INC.

HARTWELL CORPORATION

WESTERN SKY INDUSTRIES, LLC

TEXAS ROTRONICS, INC.

HARCO LABORATORIES, INCORPORATED

SCHNELLER HOLDINGS LLC

SCHNELLER INTERNATIONAL SALES CORP.

SCHNELLER LLC

AMSAFE GLOBAL HOLDINGS, INC.

AP GLOBAL HOLDINGS, INC.

AP GLOBAL ACQUISITION CORP.

AMSAFE INDUSTRIES, INC.

BRIDPORT HOLDINGS, INC.

AMSAFE, INC.

AMSAFE AVIATION, INC.

AMSAFE COMMERCIAL PRODUCTS, INC.

BRIDPORT-AIR CARRIER, INC.

BRIDPORT ERIE AVIATION, INC.

AMSAFE – C SAFE, INC.

AERO-INSTRUMENTS CO., LLC

by
/s/ Gregory Rufus

Name: Gregory Rufus
Title: Treasurer and Secretary

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, individually and as Agent,

by
/s/ Ari Bruger
Name: Ari Bruger
Title: Vice President

by
/s/ Kevin Buddhdew
Name: Kevin Buddhdew
Title: Associate

LENDER SIGNATURE PAGE TO
THE AMENDMENT TO THE
TRANSDIGM INC. CREDIT AGREEMENT

Name of Lender: Barclays Bank PLC

by
/s/ Lisa Minigh
Name: Lisa Minigh
Title: Assistant Vice President

by

Name:
Title:

LENDER SIGNATURE PAGE TO THE AMENDMENT TO THE TRANSDIGM INC. CREDIT AGREEMENT

Name of Lender: East West Bank

by
/s/ Andrew Maria
Name: Andrew Maria
Title: Vice President

by

Name: N/A
Title: N/A

LENDER SIGNATURE PAGE TO THE AMENDMENT TO THE TRANSDIGM INC. CREDIT AGREEMENT

Name of Lender: First Niagara Bank, N.A.

by
/s/ Troy Jones
Name: Troy Jones
Title: Vice President

LENDER SIGNATURE PAGE TO THE AMENDMENT TO THE TRANSDIGM INC. CREDIT AGREEMENT

Name of Lender: Meridian Bank

by
/s/ James D. Nelsen
Name: James D. Nelsen
Title: SVP

by
Name:
Title:

LENDER SIGNATURE PAGE TO THE AMENDMENT TO THE TRANSDIGM INC. CREDIT AGREEMENT

Name of Lender: Morgan Stanley Bank, NA

by
/s/ Penny Tsekouras
Name: Penny Tsekouras
Title: VP

by

Name:
Title:

LENDER SIGNATURE PAGE TO THE AMENDMENT TO THE TRANSDIGM INC. CREDIT AGREEMENT

Name of Lender: PNC Bank National Association

by
/s/ Christian S. Brown
Name: Christian S. Brown
Title: Senior Vice President

LENDER SIGNATURE PAGE TO THE AMENDMENT TO THE TRANSDIGM INC. CREDIT AGREEMENT

Name of Lender: Raymond James Bank, N.A.

by
/s/ Eric Stange
Name: Eric Stange
Title: Vice President

by
Name:
Title:

LENDER SIGNATURE PAGE TO THE AMENDMENT TO THE TRANSDIGM INC. CREDIT AGREEMENT

Name of Lender: Royal Bank of Canada

by
/s/ James Parisi
Name: James Parisi
Title: Authorized Signatory

LENDER SIGNATURE PAGE TO THE AMENDMENT TO THE TRANSDIGM INC. CREDIT AGREEMENT

Name of Lender: UBS Loan Finance LLC

by
/s/ Irja R. Otsa
Name: Irja R. Otsa
Title: Associate Director

by
/s/ David Urban
Name: David Urban
Title: Associate Director